KeyBanc Capital Markets 2017 Investor Conference MAY 31 - JUNE 1, 2017 Delivering Next-Level Performance

Forward-Looking Statements Safe Harbor and Non-GAAP Financial Information Certain statements in this presentation (including statements regarding the company's forecasts, beliefs, estimates and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, the statements related to Timken’s plans, outlook, future financial performance, targets, projected sales, cash flows, liquidity and expectations regarding the future financial performance of the company are forward-looking. The Company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including: the company's ability to respond to the changes in its end markets that could affect demand for the company's products; unanticipated changes in business relationships with customers or their purchases from the company; changes in the financial health of the company's customers, which may have an impact on the company's revenues, earnings and impairment charges; fluctuations in material and energy costs; the impact of changes to the company’s accounting methods; weakness in global or regional economic conditions and capital markets; fluctuations in currency valuations; changes in the expected costs associated with product warranty claims; the ability to achieve satisfactory operating results in the integration of acquired companies, including realizing any accretion within expected timeframes or at all; the impact on operations of general economic conditions; fluctuations in customer demand; the impact on the company’s pension obligations due to changes in interest rates, investment performance and other tactics designed to reduce risk; the company’s ability to complete and achieve the benefits of announced plans, programs, initiatives, and capital investments; and retention of U.S. Continued Dumping and Subsidy Offset Act (CDSOA) distributions. Additional factors are discussed in the company's filings with the Securities and Exchange Commission, including the company's Annual Report on Form 10-K for the year ended Dec. 31, 2016, quarterly reports on Form 10-Q and current reports on Form 8-K. Except as required by the federal securities laws, the company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation includes certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. Reconciliation of those measures to the most directly comparable GAAP equivalents are provided in the Appendix to this presentation. 2

Company Review 3

Why Invest in Timken? 4  Focused, talented and committed management team  Leading market, brand and technical position  Strong track record of results  Sound strategy to: - Grow and improve market position - Deliver next-level financial results  Timken is a compelling investment

We Deliver Premium Bearings & Mechanical Power Transmission Products And Services For The World’s Equipment And Vehicles 5  Timken engineered bearings feature a broad range of sizes, rolling elements and proprietary designs that are vital to a wide array of customer applications  Timken mechanical power transmission products range from belts and chain to sealing technologies, improving the reliability of industrial equipment and machinery  Timken industrial services provide mechanical power system rebuild services that can return components or entire systems to like-new specifications

Our Sales Are Diversified Across Several End Market Sectors



GENERAL INDUSTRIAL
20%
AUTOMOTIVE
16%
RAIL
9%
ENERGY
9%
HEAVY TRUCK
8%
DEFENSE
8%
AGRICULTURE
8%
METALS
5%
MINING
5%
CIVIL AEROSPACE
4%
CONSTRUCTION
4%
PAPER/AGGREGATE
4%

Percentage of Sales for 2016

TIMKEN

Stronger. By Design. 6

Portfolio and Channel Position Reflects Progress in Diversifying Product and Services Offerings 7 48% 52% CHANNELS 76% 24% PORTFOLIO OEM Distribution/End-User Bearings MPT/Services Percentage of Sales for 2016

Growth-Creating Megatrends Will Fuel Opportunities Going Forward 8 URBANIZATION INFRASTRUCTURE DEVELOPMENT SUSTAINABILITY & EFFICIENCY ENERGY POPULATION GROWTH

Focus on Bearings & Mechanical Power Transmission Opens Up Significant Additional Opportunity 9 $10B TRB* $3B Mechanical Power Transmission Products and Services Space $70B Bearings *TRB = Tapered roller bearings

Mobile Industries Segment: A Balanced & Attractive Market Mix Across Mobile End Markets 10 29% 25% 18% 14% 14% Automotive Off-Highway Rail Aerospace Heavy Truck MARKET SECTOR MIX (SALES) SALES $1.45 billion EBIT MARGIN* 6.0% ADJUSTED EBIT MARGIN* 9.6% PRODUCT PORTFOLIO Engineered bearings, mechanical power transmission products and related services FISCAL YEAR 2016 KEY METRICS MOBILE INDUSTRIES *2016 has been recast for change to mark-to-market accounting for pensions. See appendix for reconciliation of adjusted EBIT margin to its most directly comparable GAAP equivalent.

Process Industries Segment: Industry-Leading Portfolio Serving OEMs & Aftermarket 11 76% 24% Distribution/End User OEM CHANNEL MIX (SALES) PRODUCT PORTFOLIO Engineered bearings, mechanical power transmission products and related services SALES $1.22 billion EBIT MARGIN* 12.2% ADJUSTED EBIT MARGIN* 14.6% FISCAL YEAR 2016 KEY METRICS PROCESS INDUSTRIES *2016 has been recast for change to mark-to-market accounting for pensions. See appendix for reconciliation of adjusted EBIT margin to its most directly comparable GAAP equivalent.

A Growing Portfolio of Quality Brands 12

2016 SALES BY GEOGRAPHY We Have Strong Global Capabilities 28 countries 73 plants and service centers 58 sales offices 14K associates 25 logistics centers 13 60% North America 17% Europe, Middle East, Africa 16% Asia Pacific 7% Latin America

OPERATE WITH EXCELLENCE  Drive enterprise-wide Lean and continuous improvement efforts  Build a more cost-effective global manufacturing footprint  Deliver efficiencies across our supply chains  Optimize processes and SG&A efficiency DEPLOY CAPITAL TO DRIVE SHAREHOLDER VALUE  Invest in organic growth and productivity initiatives  Pay an attractive dividend that grows over time with earnings  Broaden portfolio and reach through value-accretive M&A  Return capital through share repurchases OUTGROW OUR MARKETS  Be the technical leader in solving customers’ friction and power transmission challenges  Expand both our product portfolio and geographic presence  Deliver best-in-class customer service experience using a differentiated technical sales model NEXT-LEVEL PERFORMANCE Proven Strategy to Drive Next-Level Performance 14

Our Actions Are Driven by the Timken Business Model


DISCIPLINED FILTER FOR ATTRACTIVE OPPORTUNITIES
Challenging Applications
Aftermarket & Rebuild
Fragmentation
High Service Requirements
Markets Supported by Strong Macros
VALUE CREATION
Expand Reach with Adjacent Products and Services
Technology & Innovation
Business Capabilities
Operational Excellence
Talent
TIMKEN COMPETITIVE DIFFERENTIATORS

TIMKEN
Stronger. By Design. 15

Timken’s Differentiated Capabilities Will Drive Outgrowth 16 While macro trends change and customer needs evolve, technical differentiation and customer service continue to be highly valued in marketplace and critical to our success  Resources and capabilities drive technical differentiation between bearing and MPT manufacturers  High barriers to entry for emerging market competitors, particularly at OEMs  Timken poised to leverage capabilities and capture market share going forward APPLICATION EXPERTISE ENGINEERED PRODUCTS MANUFACTURING TECHNOLOGY THE TIMKEN DIFFERENCE

64% 26% 10% Constructing Our “Footprint for the Future” 17  Expand capacity in high- growth, low-cost geographies  Regional manufacturing hubs in Americas, Asia and Europe  Continually implementing state-of-the-art processes and technologies 2007 Americas EMEA Asia-Pacific TRANSFORMING OUR BEARING FOOTPRINT 2017 42% 29% 29%

Operational Excellence: SG&A Expense 18 * SG&A as a percentage of sales excludes the impact of the change to mark-to-market accounting for pensions.  Driving Lean principles across the organization  Leveraging best-cost locations  Streamlining the organization  Part of our culture 18.0% 16.9% 2013 2016 SG&A AS % OF SALES*

Financial Review and Capital Allocation 19

1Q17 Off to Strong Start with Return to Top-Line Growth  Sales up ~3% – Benefiting from improving industrial markets and recent acquisitions  Adjusted EBIT margin at 9.9%, up 30 bps from 1Q16  Adjusted EPS of $0.55 per share, up 10% from 1Q16  Ended the quarter with 27% net debt to capital $684 $704 1Q16 1Q17 $103 $66 $61 $70 $0.82 $0.50 $0.48 $0.55 NET SALES ($M) EBIT* ($M) 9.6% 9.9% EARNINGS PER SHARE* 20 REPORTED (GAAP) ADJUSTED 1Q16 1Q17 1Q16 1Q17 1Q16 1Q17 1Q16 1Q17 REPORTED (GAAP) ADJUSTED *2016 results include impact of change to mark-to-market accounting for pensions. See appendix for reconciliations of EBIT, adjusted EBIT, adjusted EBIT margins and adjusted EPS to their most directly comparable GAAP equivalents. 1Q16 included CDSOA income: $48M EBIT; $0.38 EPS Capital Structure ($M) Cash $132 Debt 637 Net Debt 505 Equity 1,355 Net Capital $1,860 Leverage Total Debt/Capital 32% Net Debt/Capital 27% Debt/EBITDA 1.5x BALANCE SHEET (AS OF: 3/31/17)

1Q17: Improving End Markets Drive Increased Demand

MOBILE INDUSTRIES

NET SALES ($M) AND ADJ. EBIT MARGIN*



9.8%
9.6%
$383.2
$383.0
1Q16
1Q17

- Sales roughly flat
  - Improved off-highway demand (mining and agriculture)
  - Rail still weak; lower aerospace shipments
- Adjusted EBIT margin at 9.6%, down 20 bps from 1Q16; driven by price/mix

PROCESS INDUSTRIES

NET SALES ($M) AND ADJ. EBIT MARGIN*



12.4%
13.8%
$300.8
$320.8
1Q16
1Q17

- Sales up ~7%
  - Increased distribution demand and higher marine revenue, plus benefit of acquisitions
  - Lower wind and services revenue
- Adjusted EBIT margin at 13.8%, up 140 bps from 1Q16; driven by volume, lower operating costs and acquisitions, offset partially by price/mix

TIMKEN

*See appendix for reconciliations of adjusted EBIT margins to their most directly comparable GAAP equivalents.

Stronger. By Design. 21

Disciplined Capital Allocation Strategy Enhances Shareholder Value 22 INVEST IN CORE BUSINESS Organic Growth and Margin Improvement CapEx Target: ~4% of Sales Pay Attractive Dividend Target: 25-40% Payout Ratio Over Cycle DIVIDEND Return Capital to Shareholders Through Stock Buybacks SHARE REPURCHASE Target Accretive Transactions to Drive Portfolio Expansion INORGANIC GROWTH LEVERAGE TARGET: 30-45% NET DEBT TO CAPITAL

Investing in Core Business Remains Top Priority for Growth  Investing in core business remains #1 priority for capital allocation – Highest IRRs  Includes investments in CapEx, R&D, etc.  CapEx – targeted at 4% of sales – Includes normal maintenance (~1% of sales) – Bulk of spend (~3% of sales) allocated to organic growth and productivity/margin improvement initiatives • New capacity/capabilities in lower-cost countries • Investments in productivity/automation in higher- cost countries 23 BREAKDOWN OF TARGET CAPEX GROWTH: Add new capabilities/capacity OPERATIONAL EXCELLENCE: Improve productivity and margins Growth/ Excellence Maintenance, Repair & Operations

Rich History of Attractive and Growing Dividend  Goal: Pay an attractive dividend that grows over time with earnings – Target 25-40% payout (adj. EPS)  In May 2017: – Declared 380th consecutive quarterly dividend o One of the longest active streaks on NYSE – Increased quarterly dividend 4% to 27 cents per share o Based on improving market outlook and confidence in business performance  2017 expected to be 4th consecutive year of annual dividend increases*  Commitment to dividend will continue $0.92 $1.00 $1.03 $1.04 $1.07 2013 2014 2015 2016 2017E* DIVIDEND YIELD (AS OF: 5/12/17) The Timken Company 2.2% Peer Median** 1.3% S&P Midcap 400 Industrials 1.0% S&P 500 1.9% * Subject to Board approval on quarterly basis. ** Peers represent composite of 18-company group consisting primarily of S&P 400 Mid-Cap Industrials. DIVIDEND 24

Proven Track Record of Driving Inorganic Growth

Year	Acquisition	Description
2010	QM Bearings	Spherical roller-bearing steel housed unit and steel couplings
2011	Philadelphia Gear	Industrial gear drive and repair services
2011	Drives	Chains, augers
2012	Wazee	Electric motor repair, related services and up-tower wind maintenance and repair
2012	Interlube	Lubrication systems
2013	Smith Services	Electric motor repair and services
2013	Standard Machine	Industrial gear drive and repair services
2014	Schulz Electric	Electric motor repair and services
2014	Revolvo	Split roller housed unit bearings
2015	Carlisle	Industrial and commercial belts
2016	Lovejoy	Industrial couplings and universal joints
2016	EDT	Polymer housed unit bearings and stainless ball bearings
2017	Torsion Control Products	Engineered torsional couplings
2017	PT Tech	Industrial clutches and brakes

Since 2010: Spent ~$770M on 14 acquisitions (avg. < 9x EBITDA), adding TTM revenue of ~$575M over that period

TIMKEN
Stronger. By Design. 25

Mechanical Power Transmission Products & Services – Natural Adjacency to Bearings  Target products are critical components in mechanical drivetrain - Close proximity to bearing positions - Require same engineering expertise – friction, motion and materials - Often served through same aftermarket channels  Excellent fit with Timken Business Model 26 COUPLING BEARINGS BEARINGS ELECTRIC MOTOR SERVICES SPLIT HOUSED UNIT BEARING CLUTCH GEARBOX COUPLING BRAKE DRIVEN EQUIPMENT PUMPS/COMPRESSORS FANS CONVEYORS GENERATORS MILLS BEARINGS HOUSED UNIT BEARING CHAIN BELTS LUBRICATION SYSTEMS BEARINGS

27 M&A: What We Look To Achieve DELIVER FINANCIAL VALUE Discipline & Returns Maintain financial discipline & deliver returns  ROIC – earn the cost of capital by Year 3  EPS – accretive in Year 1  Improve mix – margins & growth STRENGTHEN THE COMPANY’S STRATEGIC POSITION Customer Reach Customers, channels, markets & geography Mix Growth, technology, margins, diversity & cyclicality Cost Scale, operational excellence & business capabilities Talent Leverage existing & add new Existing Portfolio Industrial Bearings Adjacent Products Stronger. Together.

Share Repurchases Play an Important Role  Share repurchase an important component of capital allocation strategy  Since June 30, 2014: – Repurchased 14.5M shares for $538M (avg. ~$37/share); ~16% of outstanding shares as of 6/30/14 o Includes 185K shares repurchased in 1Q17  Current share repurchase authorization (approved in January 2017): – 10 million shares over 4 years – ~9.8 million shares remaining as of 3/31/17  Plan for 2017: more modest buyback than past years; bias toward growth/M&A 90.7 78.0 6/30/14 3/31/17 BASIC SHARES OUTSTANDING (MILLIONS) 28

Capital Deployment Is Focused on Highest Returns  Balanced approach to capital deployment having an impact  Allocated over $2B of capital over past 4 years across all major elements: • ~$500M in CapEx • ~$350M in dividends • ~$370M in acquisitions • ~$870M in share buybacks  Fully funded pensions require less cash  Strong balance sheet and cash flow allow for further deployment to create value  Expect balanced approach to continue, with a bias toward growth initiatives/M&A 17% 9% 4% 6% 33% 48% 41% 24% 11% 4% 29% 17% 15% 16% 12% 20% 24% 23% 14% 33% 2013 2014 2015 2016 Pensions/OPEB Share Buyback M&A Dividends CapEx 29

Next-Level Financial Framework 30 Drive Above-Market Top-Line Growth; Improved Mix Robust Earnings and Cash Generation Value-Driven Capital Deployment  Grow top line organically – target 1% above market growth rates  Add >2% top-line growth annually through M&A  Expand operating margins with growth, improved mix and operational excellence initiatives  EBIT margin target ranges (over cycle) – Process Industries 16-19%; Mobile Industries 10-12%; Consolidated 11-13%  ROIC >12% (average over cycle)  Free cash flow conversion >100% (over cycle)  Invest in the core business; CapEx spending at 4% of sales  Attractive dividend that grows over time with earnings  Disciplined, value-accretive M&A  Share buyback with residual capacity  Investment-grade; target 30-45% net debt to capital  Use strong balance sheet and cash flow to generate highest returns, with a bias for growth  Top-tier shareholder returns Balance Sheet as Differentiator

31 Next-Level Performance Targets (Over the Cycle) REVENUE GROWTH  Organic: Market growth plus 100 bps “outgrowth”  Inorganic: 200+ bps growth from acquisitions  11-13% adj. EBIT margin (consolidated; over cycle)  Target top end of range (13%); ~300 bps margin improvement from 2016 OPERATING MARGINS  FCF conversion >100%  ROIC average 12+% FCF AND ROIC  Deploy cash and balance sheet with capital allocation framework  Net debt to capital: 30-45% CAPITAL DEPLOYMENT STRATEGY TO DRIVE MEANINGFUL IMPROVEMENT IN FINANCIAL PERFORMANCE  Drive above-market top-line growth and meaningful margin expansion  Target top-end of EBIT margin range (13%)  Generate strong cash flow and ROIC  Continue to deploy balance sheet to create value

We will:  Win with customers – innovate, differentiate, deliver value  Outgrow improving end markets through the differentiators of the Timken Business Model  Invest in the business to drive competitive advantage  Generate strong cash flow and create value through capital allocation – core business, dividend, M&A and buyback  Deliver next-level financial performance – revenue, margins, EPS and ROIC 32 Timken Is Positioned to Deliver Next-Level Performance

Why Invest in Timken? 33  Focused, talented and committed management team  Leading market, brand and technical position  Strong track record of results  Sound strategy to: - Grow and improve market position - Deliver next-level financial results  Timken is a compelling investment Total Shareholder Returns as of 5/12/17. All periods include reinvestment of dividends. Peers represent composite of 18-company group consisting primarily of S&P 400 Mid-Cap Industrials. The 10-Year period takes into account the value of the TimkenSteel Corporation common shares distributed in the Spinoff. 9.5% 0% 5% 10% 15% 20% TOTAL SHAREHOLDER RETURNS – 10 YEAR TKR Peer Median S&P Mid-Cap 400 S&P 500

Appendix: Additional Slides 34

2017 Incentive Compensation Plan

	ANNUAL	LONG-TERM		
OBJECTIVE	**Short-Term Operational Business Priorities**	**3-Year Strategic Business Priorities**	**Long-Term Shareholder Value Creation**	
PARTICIPANTS	~4,000 Associates Globally under the Corporate Plan	~300 Leadership Associates	~300 Leadership Associates	~100 Senior Leadership Associates
TIME HORIZON	1 Year	3 Years	4-Year Vesting	4-Year Vesting with a 10-Year Term
METRICS	EBIT Working Capital as a % of Sales	Cumulative EPS ROIC Share Price and Dividend	Share Price and Dividend	Share Price
AWARD	Cash	Equity – Performance-Based Restricted Stock Units	Equity – Time-Based Restricted Stock Units	Equity – Non-Qualified Stock Options

Compensation Aligned to Shareholder Value Creation

TIMKEN
Stronger. By Design. 35

Appendix: GAAP Reconciliations 36

GAAP Reconciliation: 2016 Segment EBIT & EBIT Margin 37

GAAP Reconciliation: 1Q 2017 Consolidated EBIT & EBIT Margin 38

GAAP Reconciliation: 1Q 2017 Net Income & EPS 39

GAAP Reconciliation: 1Q 2017 Segment EBIT & EBIT Margin 40

GAAP Reconciliation: Net Debt and Net Debt to Capital 41